Exhibit 99.1

                          TWELVE MONTH CONVERTIBLE NOTE

August 21, 2006
                                                                        $250,000

In consideration of the purchase of 1,250,000 shares of Series B Preferred Stock held by Intercontinental Assets Corporation (IAC) and 171,897 shares of Series B Preferred Stock held by Robert C. Brehm, MotorSports Emporium, Inc, (hereinafter "ISSUER") agrees to pay IAC and Robert C. Brehm or their assigns (hereinafter "HOLDERS")on a pro rata basis the aggregate sum of two hundred fifty thousand dollars ($250,000) plus stated annual simple interest of ten percent (10%) per annum due on this note payable monthly as follows until paid in full:

This note shall be paid at a minimum of $5,000 per month beginning sixty (60) days after the date of the note and shall continue until fully paid on or before August 30, 2007.

EXTENSIONS AT OPTION OF ISSUER.

This note may be extended at the option of the ISSUER two times as follows:

     1. In the event the note is not fully paid on or before August 30, 2007, ISSUER may extend the note payments an additional six months until February 28, 2008 however the note principal balance shall be increased $25,000 as of September 1, 2008 and shall bear interest at the same rate as the original principal and the minimum monthly payment shall be increased to $7,500 per month.
     2. In the event the note is not fully paid on or before February 28, 2008, ISSUER may extend the note payments an additional six months until August 30, 2008 however the note principal balance shall be increased $50,000 as of March 1, 2008 and shall bear interest at the same rate as the original principal and the minimum monthly payment shall be increased to $10,000 per month

CONVERSION OF NOTE INTO COMMON SHARES.

At any time this note is in default and such default has not been cured by the ISSUER within 30 days following notice of such default to ISSUER by HOLDERS, the HOLDERS may convert all or part of the remaining principal balance, plus accrued interest, of this Note into the common stock, par value $0.001 per share, of the ISSUER (the "Common Stock"). In the event of a conversion, the number of shares of the Common Stock to be issued shall be determined by dividing (i) the unpaid principal balance of this Note, plus any accrued interest by (ii) eighty percent (80%) of the average of the lowest five closing bid prices in the past 20 trading days immediately preceding any such conversion. If this Note is surrendered for conversion, it shall be duly endorsed, or be accompanied by a written instrument of transfer in a form satisfactory to the ISSUER duly executed by the holder of this Note. For convenience, the conversion of all or a
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portion, as the case may be, of the principal, plus accrued interest, of this
Note into the Common Stock is hereinafter sometimes referred to as the conversion of this Note. In the event that this Note is converted in part only, upon such conversion the ISSUER shall execute and deliver to the HOLDERS, without service charge, a new Note or Notes, of any authorized denomination or denominations as requested by the HOLDERS, in aggregate principal amount equal to and in exchange for the unconverted portion of the principal and accrued interest of the Note so surrendered.

As promptly as practicable after the surrender, as herein provided, of this Note or portion thereof in proper form for conversion, the ISSUER shall deliver a certificate or certificates representing the number of fully paid and nonassessable shares of the Common Stock into which this Note (or portion thereof) may be converted in accordance with the provisions of this Note. Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made immediately prior to the close of business on the date that this Note or portion thereof shall have been surrendered for conversion, accompanied by written notice, so that the rights of the HOLDERS as holders thereof shall cease with respect to this Note (or the portion thereof being converted) at such time, and the person or persons entitled to receive the shares of the Common Stock upon conversion of this Note or portion thereof shall be treated for all purposes as having become the record holder of such shares of the Common Stock at such time. Provided, however, that no such surrender on any date when the stock transfer books of the ISSUER shall be closed shall be effective to constitute the person or persons entitled to receive the shares of the Common Stock upon such conversion as the record holder or holders of such shares of the Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of the Common Stock as the record holder or holders thereof for all purposes immediately prior to the close of the business on the next succeeding day on which such stock transfer books are open.

No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. If more than one Note shall be surrendered for conversion at one time by the HOLDERS, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of this Note so surrendered. If the conversion of this Note results in a fraction, an amount equal to such fraction multiplied by the conversion price of the Common Stock shall be paid to the HOLDERS in cash by the ISSUER.

In case of any reclassification or change of outstanding shares of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger in which the ISSUER is the continuing corporation and which does not result in any reclassification or change of outstanding shares of the Common Stock, or in case of any sale or conveyance to another corporation of the property of the ISSUER as an entirety or substantially as an entirety, the HOLDERS shall have the right thereafter to convert this Note into the kind and amount of shares of stock of the ISSUER or of such successor or purchasing corporation and other securities and property receivable upon such reclassification, change, consolidation, merger, sale, or conveyance by the HOLDERS of the number of shares of Common Stock into which

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this Note might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. The provisions of this paragraph shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales, or conveyances.

The ISSUER covenants that it will at times reserve and keep available out of its authorized Common Stock solely for the purpose of issue upon conversion of this Note as herein provided, such number of shares of the Common Stock as shall then be issuable upon the conversion of unpaid balance, including accrued interest, of this Note. The ISSUER covenants that all shares of the Common Stock which shall be so issuable shall, when issued, be duly and validly issued and fully paid and nonassessable.

The ISSUER covenants that upon conversion of this Note as herein provided, there will be credited to the Common Stock stated capital from the consideration for which the shares of the Common Stock issuable upon such conversion are issued an amount per share of the Common Stock so issued as determined by the Board of Directors, which amount shall not be less than the amount required by law and by the ISSUER's Articles of Incorporation, as amended, as in effect on the date of such conversion. For the purposes of this covenant, the principal amount of the Note converted, less the amount of cash paid in lieu of the issuance of fractional shares of such conversion, shall be deemed to be the amount of consideration for which the shares of the Common Stock issuable upon such conversion are issued.

The issuance of certificates for shares of the Common Stock upon the conversion of this Note shall be made without charge to the HOLDERS so converting for any transfer tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such names as may be directed by, the HOLDERS; provided, however, that the ISSUER shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in the name other than that of the HOLDERS, and the ISSUER shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the ISSUER the amount of such tax or shall have established to the satisfaction of the ISSUER that such tax has been paid.

EVENTS OF DEFAULT

If any one or more of the following events (herein individually referred to as an "Event of Default") shall have occurred for any reason and shall be continuing at the time of any notice thereof from the HOLDERS:

Default shall be made in the due observance and performance of any covenant, agreement or condition in this Note (including the payment of any interest or principal) and such default shall continue for a period of 30 days after written notice thereof to the ISSUER by the HOLDERS; or

The ISSUER shall:

     (1) Admit in writing its inability to pay its debts generally as they become due;
     (2) File a petition in bankruptcy or a petition to take advantage of any insolvency act;
     (3)  Make an assignment for the benefit of its creditors;

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     (4)  Consent to the appointment of a receiver of itself or of the whole or any substantial part of its property; or
     (5) On a petition in bankruptcy filed against it, be adjudicated a bankrupt;

The ISSUER or any subsidiary shall file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or district or territory thereof; or

A court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent of the ISSUER or such subsidiary, a receiver of the ISSUER or any of its subsidiaries or of the whole or any substantial part of its property, or approving a petition filed against the ISSUER or any of its subsidiaries seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or district or territory thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 60 days from the date of the entry thereof; or

Under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the ISSUER or any of its subsidiaries or of the whole or any substantial part of its property, and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control;

then, at the option of the HOLDERS, this Note shall thereupon become and be due and payable, without any other presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

If any event shall occur that constitutes, or after continuance for a specified period would constitute, an Event of Default under this Default Section, or if the HOLDERS of this Note shall demand payment or take any other action permitted upon the occurrence of any such event, the ISSUER will at once give notice to all HOLDERS, specifying the nature of such event or of such demand or action, as the case may be.

In case any one or more of the Events of Default specified above in this Default section shall have happened and be continuing, the holder of this Note may proceed to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate proceeding, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the holder of this Note.

In the event of default, which is not cured within 30 days after written notice thereof to ISSUER by HOLDERS, ISSUER agrees to issue to HOLDERS, at no cost to HOLDERS, a number of shares of Series B Preferred Stock such that HOLDERS shall possess fifty one per cent (51%) or more of the voting rights of the Series B

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Preferred Stock and ISSUER shall continue to owe the unpaid portion of this Note at the time of default in addition to other remedies due to HOLDERS.

No remedy herein contained on the holder hereof is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

MISCELLANEOUS

This Note is fully assignable, in whole or in part, and any new HOLDERS will have the same rights and privileges as the original HOLDERS.

The ISSUER may not consolidate with or merge into, or transfer all or substantially all of its assets to, another corporation or entity unless the successor corporation or entity assumes all of the obligations of the ISSUER under this Note and immediately after the transaction no default exists with respect to this Note.

If this note is placed in an attorney's hands for collection, or collected by a lawsuit or through bankruptcy, or any other court, there shall be paid to the HOLDERS of this note reasonable attorney's fees, costs, and other expenses incurred by the HOLDERS in enforcing the terms of this note. This Note shall be construed under the Laws of the State of California.

All payments and transfers due under this note shall be delivered to the HOLDERS address designated below or as otherwise instructed by the HOLDERS.

ISSUER:                                         HOLDERS:

MotorSports Emporium, Inc.                      International Assets Corporation
                                                Robert C. Brehm
                                                6965 El Camino Real, #105-279
                                                Carlsbad, CA 92009


By: /s/ David W. Keaveney
   ----------------------------------
   David Keaveney, CEO and President

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